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                                                                  EXHIBIT 10.8




                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               (Revolving Loans)


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "First Amendment"), dated as of June 28, 1995, is made by and between

         RIDGEVIEW, INC., a corporation organized and existing under the laws of the State of North Carolina (the "Borrower"); and

         NATIONSBANK OF GEORGIA, N.A., a national banking association organized and existing under the laws of the United States (the "Lender").


RECITALS:

         A. The Borrower and the Lender entered into that certain Loan and Security Agreement (Revolving Loans), dated January 10, 1995 (the "Loan Agreement").

         B. The Borrower and the Lender have agreed to modify and amend the Loan Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1.      The Loan Agreement is hereby amended as follows:

                 (a) Section 1.1 is amended by amending in their entirety the following definitions so that such definitions now read as follows:

                          "Applicable Margin" means (a) with respect the
                 Revolving Credit Loans, 1/2% prior to the funding of the Term Loan, and 1% thereafter and (b) with respect to the Term Loan, 1%.

                 "Borrowing Base" means at any time an amount equal to the sum of:

                                  (a)      80% (or such lesser percentage as
                          the Lender may in its sole and absolute discretion determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                                  (b)      THE LESSER OF

                                        (i)         50% (or such lesser
                                  percentage as the Lender may in its sole and absolute discretion determine from time to time) of




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                                  the lesser of cost (computed on a
                                  first-in-first-out basis) and fair market value of Eligible Inventory at such time, AND

                                        (ii)         $7,500,000, MINUS.

                                  (c) the Letter of Credit Reserve and the Term Loan Reserve and such other reserves as the Lender may determine from time to time in the exercise of its reasonable credit judgment,

                          "Eligible Inventory" means items of Inventory of the
                 Borrower or the Subsidiary Guarantor held for sale in the ordinary course of the business of the Borrower or the Subsidiary Guarantor (but not including packaging or shipping materials or maintenance supplies) which are deemed by the Lender in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Inventory shall be deemed to be Eligible Inventory unless it meets all of the following requirements: (a) such Inventory is owned by the Borrower or the Subsidiary Guarantor, is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien; (b) such Inventory (i) in the case of the Borrower consists of raw materials or finished goods and does not consist of work-in-process (other than greige goods), supplies or consigned goods and (ii) in the case of the Subsidiary Guarantor consists of finished goods and greige goods and does not consist of work- in-process (other than greige goods), supplies or consigned goods; (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters; (d) such Inventory is currently either usable or saleable, at prices approximating at least the cost thereof, in the normal course of the Borrower's or the Subsidiary Guarantor's business; (e) such Inventory is not obsolete or returned or repossessed or used goods taken in trade; (f) such Inventory is located within the United States at one of the locations listed in SCHEDULE 5.1(U); and (g) such Inventory is in the possession and control of the Borrower or the Subsidiary Guarantor and not any third party and if located in a warehouse or other facility leased by the Borrower or the Subsidiary Guarantor, the lessor has delivered to the Lender a waiver and consent in form and substance satisfactory to the Lender.




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                          "Eligible Receivable" means the unpaid portion of a
                 Receivable payable in Dollars to the Borrower or the Subsidiary Guarantor net of any returns, discounts, claims, credits, charges or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement which is deemed by the Lender in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Receivable shall be deemed an Eligible Receivable unless it meets all of the following requirements: (a) such Receivable is owned by the Borrower or the Subsidiary Guarantor and represents a complete BONA FIDE transaction which requires no further act under any circumstances on the part of the Borrower or the Subsidiary Guarantor to make such Receivable payable by the Account Debtor; (b) such Receivable is not unpaid more than 120 days after the date of the original invoice or past due more than 60 days after its due date; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor, lessor or supplier of the Borrower or the Subsidiary Guarantor; (d) such Receivable is not owing by an Account Debtor more than 50% of whose then-existing accounts owing to the Borrower or the Subsidiary Guarantor do not meet the requirements set forth in CLAUSE B above; (e) if the Account Debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by the Borrower or the Subsidiary Guarantor from the Account Debtor of an irrevocable letter of credit that has been confirmed by a financial institution acceptable to the Lender and is in form and substance acceptable to the Lender, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States and has been duly assigned to the Lender; (f) the Borrower or the Subsidiary Guarantor is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable; (g) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Lender's sole judgment, have a Materially Adverse Effect on such Account Debtor; (h) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale




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                 basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected; (i) such Receivable is not owing by an Account Debtor or a group of affiliated Account Debtors whose then-existing accounts owing tothe Borrower and the Subsidiary Guarantor exceed in face amount 20% of the Borrower's and the Subsidiary Guarantor's total Eligible Receivables; (j) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Lender containing only terms normally offered by the Borrower or the Subsidiary Guarantor, and dated no later than the date of shipment; (k) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (l) such Receivable is not evidenced by chattel paper or an instrument of any kind; (m) such Receivable does not arise from the performance of services, including services under or related to any warranty obligation of the Borrower or the Subsidiary Guarantor or out of service charges by the Borrower or the Subsidiary Guarantor or other fees for the time value of money; and (n) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien.

                          "Loan" means any Revolving Credit Loan or the Term
                 Loan, as well as all such Loans collectively.

                          "Note" means the Revolving Credit Loan or the Term
                 Note, as well as both of such Notes collectively.

                          "Permitted Indebtedness for Money Borrowed" means
                 existing Indebtedness disclosed by Borrower to Lender.

                           "Revolving Credit Facility" means the principal sum
                 of $15,000,000.00.

                          "Secured Obligations" means, in each case whether now
                 in existence or hereafter arising, (a) the principal of and interest and premium, if any, on the Loans, (b) all reimbursement and other obligations relating to the Letter of Credit, and (c) all indebtedness, liabilities, obligations, overdrafts,




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                 covenants and duties of the Borrower to the Lender or any
                 Affiliate of the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated and whether or not evidenced by any note and whether or not for the payment of money under or in respect of this Agreement, any Note or any of the other Loan Documents.

                          "Termination Date" means the earlier of (a) January
                 10, 1999 or such later date to which the termination of the Revolving Credit Facility shall be extended pursuant to
                 SECTION 2.5, and (b) the date on which all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility terminated.

                 (a) Section 1.1 is amended by adding the following definitions in the alphabetically appropriate places:

                          "Letter of Credit" means the letter of credit issued
                 by the Lender for the account of the Borrower to George G. Souhan in the original face amount of $3,500,000.00.

                          "Letter of Credit Documents" means each of the
                 documents, agreements and other writings required by the Lender to be executed and/or delivered in connection with the issuance of the Letter of Credit, including, without limitation, each letter of credit application and reimbursement agreement.

                          "Letter of Credit Reserve" means, at any time, 100%
                 of the sum of (i) the aggregate undrawn amount of the Letter of Credit outstanding at such time, PLUS (ii) the aggregate amount of all drawings under the Letter of Credit for which the Lender has not been reimbursed.

                          "Subsidiary Guarantor" means Seneca Knitting Mills
                 Corporation.

                          "Subsidiary Guaranty" means the Subsidiary Guaranty
                 executed by the Subsidiary Guarantor in favor of the Lender guaranteeing the repayment of the Secured Obligations.

                          "Subsidiary Security Agreement" means the Security
                 Agreement by and between the Subsidiary Guarantor and the Lender.



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                          "Term Loan" means the loan made to the Borrower
                 pursuant to SECTION 2.7(A).

                          "Term Note" means the Term Note made by the Borrower
                 payable to the order of the Lender evidencing the obligation of the Borrower to pay the aggregate unpaid principal amount of the Term Loan made to it by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to the Lender or a different lender, whether issued in connection with a Person becoming a lender after the Effective Date or otherwise).

                          "Term Loan Reserve" means, at any time prior to the
                 funding of the Term Loan, $1,000,000.00.

                 (c) Section 2.4 is amended in its entirety so that such Section now reads as follows:


                          Section 2.4 Revolving Credit Note.  The Lender's
                 Revolving Credit Loans and the obligation of the Borrower to repay such Loans shall also be evidenced by a single Revolving Credit Note payable to the order of the Lender. Such Note shall be dated June 28, 1995 and be duly and validly executed and delivered by the Borrower.

                 (d) Article 2 is amended by adding the following Section thereto:

                          Section 2.6 Letter of Credit. (a) The Lender shall in accordance with the provisions of this SECTION 2.6 issue the Letter of Credit on June 28, 1995.

                          (b) The Borrower acknowledges and agrees that if and to the extent the Borrower shall fail to reimburse the Lender under the Letter of Credit Documents for the amount drawn under the Letter of Credit, the Borrower hereby irrevocably requests and directs the Lender to make the Term Loan and to make Revolving Credit Loans of $2,500,000.00 and hereby irrevocably authorizes the Lender to retain the proceeds of such Loans in satisfaction of the Borrower's obligations under the Letter of Credit Documents to reimburse the Lender for the amount drawn under the Letter of Credit.

                          (c) The issuance and negotiation of the Letter of Credit shall be governed by the Uniform Customs and Practices for Documentary Credits (1993 Revision), as published in the International Chamber of Commerce




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                 Uniform Customs and Practices, Publication No. 500 or such other policies and practices as may be followed by the Lender with respect to similar letters of credit at the time.

                 (e) Article 2 is further amended by adding the following Section thereto:

                          Section 2.7 Term Loan. (a) Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under this Agreement, the Lender agrees to make the Term Loan to the Borrower on the date of the drawing under the Letter of Credit.

                          (b) Repayment of the Term Loan.  The Term Loan is due
                 and payable, and shall be repaid in full by the Borrower, in
                 (i) 32 consecutive monthly installments on the 1st day of each month commencing July 1, 1996 each in the amount of $12,000 and (ii) a final installment on January 10, 1999 in the amount of the then unpaid balance of the Term Loan.

                          (c) Term Note. The Term Loan and the obligation of the Borrower to repay the Term Loan shall be evidenced the Term Note. The Term Note shall be dated June 28, 1995 and be duly and validly executed and delivered by the Borrower.

                          (d)  Prepayment of Term Loan.

                                  (i)      Voluntary Prepayment.  The Borrower
                          shall have the right at any time and from time to time, upon at least 15 days' prior written notice to the Lender in the case of a prepayment in full and upon at least five days' prior written notice to the Lender in the case of a partial prepayment, to prepay the Term Loan in whole or in part on any Business Day. Each partial prepayment of the Term Loan shall be in a principal amount equal to $100,000 or any integral multiple thereof and shall be applied to the principal installments of the Term Loan in the inverse order of their maturities. On the prepayment date, the Borrower shall pay interest on the amount prepaid, accrued to the prepayment date. Any notice of prepayment given by the Borrower hereunder shall be irrevocable, and the amount to be prepaid (including accrued interest and any prepayment fees) shall be due and payable on the date designated in the notice.



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                              (ii)         Mandatory Prepayment.  Any and all
                          amounts received by the Borrower as proceeds from the sale of any Equipment or Real Estate to the extent such proceeds exceed (i) $5,000 in the case of any single item of Equipment or parcel of Real Estate, or
                          (ii) $25,000 in the aggregate for all such Equipment and Real Estate sold during any twelve-month period shall be paid, immediately upon receipt by the Borrower to the Lender and shall be applied to the Term Loan. Amounts applied to the Term Loan shall reduce principal installments thereunder in the inverse order of maturities. The Borrower shall also be obligated to prepay the Term Loan in full together with accrued and unpaid interest thereon upon any termination of this Agreement pursuant to SECTION 3.5 or otherwise or upon any acceleration of the Term Loan pursuant to ARTICLE 11.

                          (f) Section 3.2(b) is amended in its entirety so that such Section now read as follows:

                                  (b)      Facility Fee.  The Borrower shall
                          pay the Lender a facility fee of $40,000.00 payable in two $20,000.00 installments, the first of which will be payable by the Borrower on June 28, 1995 and the second of which shall be due and payable on the
                          date the Term Loan is funded.   If the Term Loan is
                          not funded, the Borrower shall not be obligated to pay the second $20,000.00 installment of the $40,000.00 fee.

                          (g) Section 3.2(c) is amended in its entirety so that such Section now reads as follows:

                                  (c)      Administration Fee.  For services
                          performed by the Lender in connection with its continuing administration hereof, the Borrower shall pay to the Lender a fee of $5,000.00 per year for each year prior to January 10, 1996 and $10,000.00 per year for each year thereafter, payable annually in advance on the Effective Date and continuing on each anniversary thereafter so long as any Loan shall remain outstanding or the Revolving Credit Facility shall not have been terminated.

                          (h) Section 3.2(d) is amended in its entirety so that such Section now reads as follows:

                                  (d)      Letter of Credit Fee.  The Borrower
                          shall pay the Lender a 1% per annum fee on the




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                          face amount of the Letter of Credit for the issuance
                          of the Letter of Credit. Such fee shall be paid on the date of the issuance of the Letter of Credit.

                          (i) The first sentence of Section 5.1(b) is amended by adding the words "and the Subsidiary Guarantor" at the end of such sentence.

                          (j) Section 10.4 is amended in its entirety so that such Section now reads as follows:

                                  Section 10.4 Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, permit any Investment to be outstanding, other than Permitted Investments and the acquisition of the Subsidiary Guarantor.

                          (k) Section 11.1 is amended by adding the following subsection (q) thereto:

                                  (q)      Subsidiary Guaranty; Subsidiary
                          Security Agreement. The occurrence of a default under the Subsidiary Guaranty or the occurrence of a Default or an Event of Default under the Subsidiary Security Agreement.

                          (l) Exhibit A (Revolving Credit Note form) is deleted and replaced with Exhibit A-1 (Revised Revolving Credit Note form) attached hereto.

                          (m)     Schedule 5.1(u) is deleted and replaced with
                 Schedule 5.1(u-1) attached hereto.

         2. Except as hereby modified, all the terms and provisions of the Loan Agreement remain in full force and effect.

         3. The Borrower will execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this First Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, the Borrower will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.




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         4.      This First Amendment may be executed in any number of
counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one counterpart.

         5. This First Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Georgia and shall be subject to the provisions of Section 12.5 and 12.6 of the Loan Agreement.




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         IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their fully authorized officers as of the day and year first above written.


                                  RIDGEVIEW, INC.
ATTEST:

By  /s/ Susan Gaither Jones       By  /s/ Hugh R. Gaither
  -------------------------         ------------------------------

Title  Assistant Secretary        Title  President
     ----------------------            ---------------------------

         (Corporate Seal)


                                  NATIONSBANK OF GEORGIA, N.A.

                                  By  /s/ Scott Goldstein
                                    ------------------------------

                                  Title  Vice President
                                       ---------------------------



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